UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

INTELGENX TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6420 Abrams
 St- Laurent, Quebec, Canada H4S 1Y2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT	OTCQB
	IGX	TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 21, 2023 (the "Closing Date"), IntelGenx Technologies Corp. (the "Company") closed an offering by way of private placement in the United States (the "Private Placement") of unsecured convertible notes (the "Notes"). Each Note bears interest at a rate of 10% (payable quarterly, in arrears, with the first payment being due on June 1, 2023), matures on March 1, 2027 and is convertible, after a six-month holding period from the Closing Date, into common stock of the Company (the "Common Shares") at a conversion price of $0.20 per share (the "Conversion Price"). The Notes issued on the Closing Date pursuant to the Private Placement were issued for gross proceeds of $763,000.

The Company intends to use the proceeds from the Private Placement for the Company's Rizaport and Buprenorphine programs, working capital and the Company's expenses of the Private Placement.

Cantone Research, Inc. ("Cantone") acted as placement agent in respect of the Private Placement.

In connection with the Private Placement, Cantone is entitled to $53,410 in cash based 7% of the gross proceeds accepted on the Closing Date plus 4,000 warrants (the "Placement Agent Warrants") for each $10,000 of subscriptions accepted on the Closing Date for a total of 304,000 warrants. The Placement Agent Warrants will be exercisable into Common Shares at the same price as the Conversion Price and will expire two years from the Closing Date.

The foregoing is a summary of certain material terms and conditions of the Notes and are not a complete discussion of such agreements. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of Note attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 to this Current Report on Form 8-K is incorporated into this item by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 to this Current Report on Form 8-K is incorporated into this item by reference. On the Closing Date, the Company's issuance of the Notes and the Placement Agent Warrants was made in reliance upon the exemption from registration of the Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506(b) of Regulation D under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.1	Form of Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

Date: March 24, 2023
By: /s/ Horst G. Zerbe
Horst G. Zerbe
Chief Executive Officer